                             NOVAMED EYECARE, INC.

                           1999 STOCK PURCHASE PLAN

                   (ADOPTED EFFECTIVE _______________, 1999)

                             NOVAMED EYECARE, INC.
                           1999 STOCK PURCHASE PLAN
                   (ADOPTED EFFECTIVE _______________, 1999)

                               TABLE OF CONTENTS

                                                                                          PAGE
                                                                                          ----
ARTICLE I
---------

          ESTABLISHMENT AND PURPOSE...................................................   - 1 -
          -------------------------
          1.1  Purpose................................................................   - 1 -
               -------

ARTICLE II

          DEFINITIONS.................................................................   - 1 -
          -----------
          2.1  "Account...............................................................   - 1 -
                -------
          2.2  "Agreement" or "Option Agreement.......................................   - 1 -
                ---------      ----------------
          2.3  "Board of Directors" or "Board.........................................   - 1 -
                ------------------      -----
          2.4  "Code" or "Internal Revenue Code.......................................   - 2 -
                ----      ---------------------
          2.5  "Committee.............................................................   - 2 -
                ---------
          2.6  "Common Stock..........................................................   - 2 -
                ------------
          2.7  "Company...............................................................   - 2 -
                -------
          2.8  "Continuous Service....................................................   - 2 -
                ------------------
          2.9  "Contribution Rate.....................................................   - 2 -
                -----------------
          2.10 "Disability............................................................   - 2 -
                ----------
          2.11 "Eligible Employee.....................................................   - 2 -
                -----------------
          2.12 "ERISA.................................................................   - 3 -
                -----
          2.13 "Exercise Date.........................................................   - 3 -
                -------------
          2.14 "Exchange Act..........................................................   - 3 -
                ------------
          2.15 "Fair Market Value.....................................................   - 3 -
                -----------------
          2.16 "Grant Date............................................................   - 3 -
                ----------
          2.17 "Option................................................................   - 3 -
                ------
          2.18 "Option Period.........................................................   - 3 -
                -------------
          2.19 "Option Price..........................................................   - 4 -
                ------------
         2.20  "Participant...........................................................   - 4 -
                -----------
         2.21  "Plan..................................................................   - 4 -
                ----
         2.22  "Plan Year.............................................................   - 4 -
                ---------
         2.23  "Representative........................................................   - 4 -
                --------------
         2.24  "Retirement............................................................   - 4 -
                ----------
         2.25  "Securities Act........................................................   - 4 -
                --------------
         2.26  "Subsidiary............................................................   - 4 -
                ----------
         2.27  "Termination of Employment.............................................   - 4 -
                -------------------------

ARTICLE III

          ADMINISTRATION..............................................................   - 5 -
          --------------
          3.1  Committee Structure and Authority......................................   - 5 -
               ---------------------------------

ARTICLE IV

          STOCK PROVISIONS............................................................   - 7 -
          ----------------
          4.1  Number of Shares Subject to the Plan...................................   - 7 -
               ------------------------------------
          4.2  Release of Shares......................................................   - 7 -
               -----------------
          4.3  Restrictions on Shares.................................................   - 8 -
               ----------------------
          4.4  Stockholder Rights.....................................................   - 8 -
               ------------------
          4.5  Stock Valuation........................................................   - 8 -
               ---------------
          4.6  Custodian..............................................................   - 9 -
               ---------

ARTICLE V

          ELIGIBILITY; OPTION PROVISIONS..............................................   - 9 -
          ------------------------------
          5.1  Eligibility............................................................   - 9 -
               -----------
          5.2  Grant of Options.......................................................   - 9 -
               ----------------
          5.3  Option Period..........................................................  - 10 -
               -------------
          5.4  Option Price...........................................................  - 10 -
               ------------
          5.5  Contribution Rate......................................................  - 10 -
               -----------------
          5.6  Purchase of Shares.....................................................  - 11 -
               ------------------
          5.7  Cancellation of Options................................................  - 11 -
               -----------------------
          5.8  Terminated Employees...................................................  - 11 -
               --------------------
          5.9  Deceased Employees.....................................................  - 12 -
               ------------------
          5.10 Disabled or Retired Employees..........................................  - 12 -
               -----------------------------
          5.11 Limitations............................................................  - 12 -
               -----------
          5.12 Nonassignability.......................................................  - 12 -
               ----------------

ARTICLE VI

          GENERAL PROVISIONS APPLICABLE TO THE PLAN...................................  - 13 -
          6.1  Termination of Plan....................................................  - 13 -
               -------------------
          6.2  Investment Representation..............................................  - 13 -
               -------------------------
          6.3  Effect of Certain Changes..............................................  - 13 -
               -------------------------
          6.4  Withholding............................................................  - 16 -
               -----------
          6.5  No Company Obligation..................................................  - 17 -
               ---------------------
          6.6  Committee Discretion...................................................  - 17 -
               --------------------

ARTICLE VII

          MISCELLANEOUS.............................................................    - 17 -
          -------------
          7.1  Indemnification of the Board and Committee...........................    - 17 -
               ------------------------------------------
          7.2  Mitigation of Excise Tax.............................................    - 18 -
               ------------------------
          7.3  Interpretation.......................................................    - 18 -
               --------------
          7.4  Governing Law........................................................    - 18 -
               -------------
          7.5  Limitations on Liability.............................................    - 18 -
               ------------------------
          7.6  Validity.............................................................    - 18 -
               --------
          7.7  Assignment...........................................................    - 18 -
               ----------
          7.8  Captions.............................................................    - 18 -
               --------
          7.9  Amendments...........................................................    - 19 -
               ----------
          7.10 Entire Agreement.....................................................    - 19 -
               ----------------
          7.11 Rights with Respect to Continuance of Employment.....................    - 19 -
               ------------------------------------------------
          7.12 Options for Shares in Substitution for Stock Options Granted by Other
               --------------------------------------------------------------------
               Corporations.........................................................    - 19 -
               ------------
          7.13 Procedure for Adoption...............................................    - 19 -
               ----------------------
          7.14 Procedure for Withdrawal.............................................    - 19 -
               ------------------------
          7.15 Expenses.............................................................    - 20 -
               --------

                             NOVAMED EYECARE, INC.

                            1999 STOCK PURCHASE PLAN

                   (Adopted Effective_______________, 1999)


                                   ARTICLE I
                                   ---------

                           ESTABLISHMENT AND PURPOSE
                           -------------------------

     1.1   Purpose.  The NovaMed Eyecare, Inc. 1999 Stock Purchase Plan (the
           -------
"Plan") is hereby established effective ______________, 1999 by NovaMed Eyecare, Inc. The adoption of the Plan is expressly conditioned upon the Plan's approval by the stockholders of NovaMed Eyecare, Inc. within twelve (12) months after the date the Plan is adopted. The purpose of the Plan is to promote the overall financial objectives of the Company and its stockholders by motivating participants in the Plan to achieve long-term growth in stockholder equity in the Company. The Plan is intended as an "employee stock purchase plan" within the meaning of Section 423 of the Code, and Options granted hereunder are intended to constitute options granted under such a plan, and the Plan document and all actions taken in connection with the Plan shall be constructed consistently with such intent.


                                   ARTICLE II
                                  -----------

                                  DEFINITIONS
                                  -----------

     The following sections of this Article II provide basic definitions of terms used throughout the Plan, and whenever used therein in the capitalized form, except as otherwise expressly provided, the terms shall be deemed to have the following meanings:

     2.1  "Account" shall mean the bookkeeping account established on behalf of
           -------
a Participant to which shall be credited all contributions paid for the purpose of purchasing Common Stock under the Plan, and to which shall be charged all purchases of Common Stock pursuant to the Plan. The Company shall have custody of such Account.

     2.2  "Agreement" or "Option Agreement" means, individually or collectively,
           ---------      ----------------
any enrollment and withholding agreement entered into pursuant to the Plan. An Agreement shall be the right of the Company to withhold from payroll amounts to be applied to purchase Common Stock.

     2.3  "Board of Directors" or "Board" means the Board of Directors of the
           ------------------      -----
Company.

     2.4  "Code" or "Internal Revenue Code" means the Internal Revenue Code of
           ----      ---------------------
1986, as amended, and any subsequent Internal Revenue Code. If there is a subsequent Internal Revenue Code, any references herein to Internal Revenue Code sections shall be deemed to refer to comparable sections of any subsequent Internal Revenue Code.

     2.5  "Committee" means the person or persons appointed by the Board of
           ---------
Directors to administer the Plan, as further described in the Plan.

     2.6  "Common Stock" means the shares of the Common Stock of the Company,
           ------------
$1.00 par value per share, whether presently or hereafter issued, and any other stock or security resulting from adjustment thereof as described in Section 6.3.

     2.7  "Company" means NovaMed Eyecare, Inc. and includes any successor or
           -------
assignee corporation or corporations into which the Company may be merged, changed or consolidated; any corporation for whose securities the securities of the Company shall be exchanged; and any assignee of or successor to substantially all of the assets of the Company.

     2.8  "Continuous Service" shall mean, subject to modification by the
           ------------------
Committee, an Eligible Employee's number of full years and completed months of continuous employment with the Company or a Subsidiary from his last hiring date to his date of Termination of Employment for any reason. The Committee may provide rules from time to time regarding the calculation of Continuous Service and the method for crediting such service.

     2.9  "Contribution Rate" means the rate determined under Section 5.5
           -----------------

     2.10 "Disability" means a mental or physical illness that entitles the
           ----------
Participant to receive benefits under the long-term disability plan of the Company or a Subsidiary, or if the Participant is not covered by such plan, a mental or physical illness that renders a Participant permanently and totally incapable of performing his duties as an employee of the Company or a Subsidiary. Notwithstanding the foregoing, a Disability shall not qualify under this Plan if it is the result of (a) a willfully self-inflicted injury or willfully self-induced sickness; or (b) an injury or disease contracted, suffered, or incurred, while participating in a criminal offense. The determination of Disability shall be made by the Committee. The determination of Disability for purposes of this Plan shall not be construed to be an admission of disability for any other purpose.

     2.11 "Eligible Employee" means each employee of the Company or a
           -----------------
Subsidiary (if the Subsidiary has adopted the Plan) on a Grant Date except that the Committee in its sole discretion may exclude:

     (a) any employee who has accrued less than a minimum period of Continuous Service established by the Committee (but not to exceed 2 years).

     (b)  any employee whose customary employment is 20 hours or less per week;

     (c) any employee whose customary employment is for not more than 5 months in any calendar year;

     (d) any employee who would directly or indirectly own or hold (applying the rules of Section 424(d) of the Code to determine stock ownership) immediately following the grant of an Option hereunder an aggregate of five percent (5%) or more of the total combined voting power or value of all outstanding shares of all classes of stock of the Company or any Subsidiary; and

     (e) any employee who is a highly compensated employee of the Company or Subsidiary within the meaning of Section 414(q) of the Code.

Any period of service described in the preceding sentence may be decreased in the discretion of the Committee.

     2.12    "ERISA" means the Employee Retirement Income Security Act of 1974,
              -----
as amended.

     2.13    "Exercise Date" means such one or more dates determined by the
              -------------
Committee on which the accumulated value of the Account shall be applied to purchase Common Stock. The Committee may accelerate an Exercise Date in order to satisfy the employment period requirement of Section 423(a)(2).

     2.14    "Exchange Act" means the Securities Exchange Act of 1934, as
              ------------
amended, and the rules and regulations promulgated thereunder.

     2.15    "Fair Market Value" means the value determined on the basis of the
              -----------------
good faith determination of the Committee pursuant to the applicable method described in Section 4.5 and as adjusted, averaged or otherwise modified by the Committee.

     2.16    "Grant Date" means the date or dates established by the Committee
              ----------
on which one or more Options are granted pursuant to the Plan. The Committee may determine for any Plan Year that there shall be no Grant Date, in which case no Options shall be granted for that Plan Year. The terms and conditions of any Option granted on a particular Grant Date shall be independent of and have no effect on the terms and conditions of any Option granted on another Grant Date.

     2.17    "Option" means the right to purchase Common Stock pursuant to the
              ------
Plan and any Agreement.

     2.18    "Option Period" means the period beginning on the Grant Date and
              -------------
expiring on the Exercise Date as determined by the Committee, subject to the limitations of Section 5.3.

     2.19      "Option Price" means the price at which the Company's  Common
                ------------
Stock granted as of a specific Grant Date may be purchased under an Option. The price shall be subject to the limitation set forth in Section 5.4.

     2.20      "Participant" means an Eligible Employee who satisfies the
                -----------
eligibility conditions of the Plan and to whom an Option has been granted by the Committee under the Plan, and in the event a Representative is appointed for a Participant, then the term "Participant" shall mean such appointed Representative, or successor Representative(s) appointed, as the case may be, provided that "Termination of Employment" shall mean the Termination of Employment of the Participant.

     2.21      "Plan" means the NovaMed Eyecare, Inc. 1999 Stock Purchase Plan,
                ----
as herein set forth and as may be amended from time to time.

     2.22      "Plan Year" means, for the first Plan Year, the period starting
                ---------
on the effective Date of the Plan, and ending on December 31, 1999; and for all subsequent Plan Years, the twelve (12) consecutive month period starting on January 1 and ending on the following December 31. The Committee may at any time in its discretion designate another period as the Plan Year.

     2.23      "Representative" means (a) the person or entity acting as the
                --------------
executor or administrator of a Participant's estate pursuant to the last will and testament of a Participant or pursuant to the laws of the jurisdiction in which the Participant had his primary residence at the date of the Participant's death; (b) the person or entity acting as the guardian or temporary guardian of a Participant's estate; or (c) the person or entity which is the beneficiary of the Participant upon or following the Participant's death. A Participant may file a written designation of his Representative with the Committee. Such designation of his Representative may be changed by the Participant at any time by written notice given in accordance with rules and procedures established by the Committee.

     2.24      "Retirement" means the Participant's Termination of Employment
                ----------
after attaining either the normal retirement age or the early retirement age as defined in the principal (as determined by the Committee) tax-qualified plan of the Company or a Subsidiary, if the Participant is covered by such plan, and if the Participant is not covered by such a plan, then age 65, or age 55 with the accrual of 10 years of service.

     2.25      "Securities Act" shall mean the Securities Act of 1933, as
                --------------
amended, and the rules and regulations promulgated pursuant thereto.

     2.26      "Subsidiary" means any corporation, as currently defined in
                ----------
Section 424(f) of the Code. Unless otherwise indicated the term "Company" shall hereinafter be deemed to include all Subsidiaries of the Company which have adopted the Plan.

     2.27      "Termination of Employment" means the latest date on which a
                -------------------------
person ceases, for whatever reason, to be an employee of the Company or a Subsidiary. For determining whether and when a Participant has incurred a Termination of Employment for cause, "cause" shall mean any act or omission which permits the Company or a Subsidiary to terminate the employment agreement or arrangement between the Participant and the Company or a Subsidiary for cause as defined in such agreement or arrangement, or in the event there is no such employment agreement or arrangement or the agreement or arrangement does not define the term "cause," then "cause" shall mean (a) any act or omission which the Company or a Subsidiary believes is of a criminal nature, and the result of which the Company or a Subsidiary believes is detrimental to the interests of the Company or a Subsidiary; (b) the material breach of a fiduciary duty owing to the Company or a Subsidiary, including without limitation, fraud and embezzlement; or (c) conduct or the omission of conduct on the part of the Participant which constitutes a material breach of any statutory or common-law duty of loyalty to the Company or a Subsidiary.


                                  ARTICLE III
                                  -----------

                                 ADMINISTRATION
                                 --------------

     3.1   Committee Structure and Authority.  The Plan shall be administered by
           ---------------------------------
the Committee. The Committee shall be comprised of two or more disinterested members of the Board of Directors selected by the Board. A majority of the Committee shall constitute a quorum at any meeting thereof (including telephone conference) and the acts of a majority of the members present, or acts unanimously approved in writing by the entire Committee without a meeting, shall be the acts of the Committee. A person shall be considered disinterested for this purpose only if, at the time he exercises discretion in administering the Plan, he is a "disinterested person" within the meaning of Rule 16b-3 under the Exchange Act. The Board shall have the authority to remove, replace or fill any vacancy of any member of the Committee upon notice to the Committee and the affected member. Any member of the Committee may resign upon notice to the President of the Company or to the Board. The Committee may allocate among one or more of its members, or may delegate to one or more of its agents, such duties and responsibilities as it determines. Subject to the provisions of this Plan, the Committee shall have full and final authority in its discretion to:

               (a) determine from time to time whether a person is an Eligible Employee as of any Grant Date;

               (b)  determine the Option Price;

               (c) determine the number of shares of Common Stock available as of any Grant Date or subject to each Option;

               (d) determine any Grant Date, Exercise Date and Option Period, and provide for all aspects of payroll deduction, suspension or withdrawal;

               (e) determine, subject to the Plan, the time or times and the manner when each Option shall be exercisable and the duration of the Option Period;

               (f) provide for the acceleration of the right to exercise an Option (or portion thereof);

               (g) prescribe additional terms, conditions and restrictions in the Agreement and to provide for the forms of Agreement to be utilized in connection with this Plan;

               (h)  determine whether a Participant has incurred a Disability;

               (i) determine what securities laws requirements are applicable to the Plan, Options, and the issuance of shares of Common Stock hereunder and request of a Participant that appropriate action be taken;

               (j) cancel, with the consent of the holder or as otherwise provided in the Plan or an Agreement, outstanding Options;

               (k) require as a condition of the exercise of an Option or the issuance or transfer of a certificate of Common Stock, the withholding from a Participant of the amount of any federal, state or local taxes as may be necessary in order for the Company or Subsidiary to obtain a deduction and as may be otherwise required by law;

               (l) determine whether and for what reason an individual has incurred a Termination of Employment or an authorized leave of absence;

               (m) treat all or any portion of any period during which a Participant is on an approved leave of absence as a period of employment for purposes of accrual of his rights under an Option;

               (n) determine whether the Company or any other person has a right or obligation to purchase Common Stock from a Participant and, if so, the terms and conditions on which such Common Stock is to be purchased;

               (o) determine the restrictions or limitations on the transfer of Common Stock issued upon exercise of an Option;

               (p) determine whether an Option is to be adjusted, modified or purchased, or become fully exercisable, under Section 6.3 of the Plan or the terms of an Agreement;

               (q) adopt, amend and rescind such rules and regulations as, in its opinion, may be advisable in the administration of this Plan;

               (r) appoint and compensate agents, counsel, auditors or other specialists to aid it in the discharge of its duties;

               (s) correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Agreement relating to an Option, in such manner and to the extent the Committee shall determine in order to carry out the purposes of the Plan; and

               (t) construe and interpret this Plan, any Agreement, and take all other actions, and make all other determinations and take all other actions deemed necessary or advisable for the administration of this Plan.

     In the absence of the appointment of a Committee, the two or more members of the Board who have served the longest period of time as members of the Board and who are disinterested persons within the meaning of Rule 16b-3 of the Exchange Act shall be the Committee. No member of the Committee, while serving as such, shall be eligible to receive any Option hereunder, although membership on the Committee shall not affect or impair any such member's rights under any Option granted to him at a time when he was not a member of the Committee. A member of the Committee shall not exercise any discretion respecting himself under the Plan.


                                  ARTICLE IV
                                  ----------

                               STOCK PROVISIONS
                               ----------------

     4.1   Number of Shares Subject to the Plan.  The stock subject to the
           ------------------------------------
Options granted under this Plan shall be the Company's Common Stock. Unless otherwise amended by the Board and approved by the stockholders of the Company to the extent required by law, a maximum number of [400,000] shares of Common Stock of the Company (or such number as may result following any adjustment pursuant to Section 6.3) shall be reserved and available for Options granted under the Plan. The shares issued with respect to Options under the Plan may be authorized and unissued shares, or shares issued and reacquired by the Company.

     4.2   Release of Shares.  If any shares of Common Stock available for
           -----------------
subscription are unsubscribed, or if any Option granted hereunder shall be canceled, forfeited, expire or terminate for any reason without having been exercised or realized in full, any shares of Common Stock subject to subscription or subject to such Option shall again be available and may thereafter be granted or otherwise applied under this Plan.

     4.3   Restrictions on Shares.  Shares of Common Stock issued upon exercise
           ----------------------
of an Option shall be subject to the terms and conditions specified herein and to such other terms, conditions and restrictions as the Committee in its discretion may determine or provide in the Agreement. The Company shall not be required to issue or deliver any certificates for shares of Common Stock prior to (1) the listing of such shares on any stock exchange (or other public market) on which the Common Stock may then be listed (or regularly traded), (2) the completion of any registration or qualification of such shares under federal or state law, or any ruling or regulation of any governmental body which the Committee, in its sole discretion, determines to be necessary or advisable, and
(3) the tendering to the Company of such documents and/or payments as the Committee may deem necessary, including documents the Committee deems necessary to satisfy any applicable withholding obligation in order for the Company or another entity to obtain a deduction on its federal, state or local tax return with respect to the exercise of an Option. The Company may cause any certificate for any share of Common Stock to be delivered to be properly marked with a legend or other notation reflecting the limitations on transfer of such Common Stock as provided in this Plan or as the Committee may otherwise require. The Company has no obligation to register shares of Common Stock issued pursuant to the Plan. Fractional shares shall not be delivered, but shall be rounded to the next lower whole number of shares.

     4.4   Stockholder Rights.  No person shall have any rights of a stockholder
           ------------------
as to shares of Common Stock subject to an Option until, after proper exercise of the Option or other action required, such shares shall have been recorded on the Company's official stockholder records as having been issued or transferred. No adjustment shall be made for cash dividends or other rights for which the record date is prior to the date such shares are recorded as issued or transferred in the Company's official stockholder records, except as provided in
Section 6.3.

     4.5   Stock Valuation.  If and when the value of Common Stock shall be
           ---------------
required to be determined, it shall be determined in accordance with the following provisions by the Committee, as applicable:

           (a) if the Common Stock is listed on a national securities exchange or on the Nasdaq National Market ("NNM") the closing price of the Common Stock on the relevant date, as reported on the composite tape or by NNM, as the case may be;

           (b) if the Common Stock is not listed on a national securities exchange or quoted on NNM, but is traded in the over-the-counter market, the average of the closing bid and asked prices for the Common Stock on the relevant date, or the most recent preceding day for which such quotations are reported by [NNM]; and

           (c) if, on the relevant date, the Common Stock is not publicly traded or reported as described in (i) or (ii), on the basis of the good faith determination of the Committee.

     4.6  Custodian.  Shares of Common Stock purchased pursuant to the Plan may
          ---------
be delivered to and held in the custody of such investment or financial firm as shall be appointed by the Committee. The custodian may hold in nominee or street name certificates for shares purchased pursuant to the Plan, and may commingle shares in its custody pursuant to the Plan in a single account without identification as to individual Participants. By appropriate instructions to the custodian on forms to be provided for the purpose, a Participant may from time to time obtain (a) transfer into the Participant's own name or into the name of the Participant and another individual as joint tenants with the right of survivorship of all or part of the whole shares held by the custodian for the Participant's account and delivery of such shares to the Participant; (b) transfer of all or part of the whole shares held for the Participant's account by the custodian to a regular individual brokerage account in the Participant's own name or in the name of the Participant and another individual as joint tenants with the right of survivorship, either with the firm then acting as custodian or with another firm, or (c) sale of all or part of the whole shares held by the custodian for the Participant's account at the market price at the time the order is executed and remittance of the net proceeds of the sale to the Participant. Upon termination of participation in the Plan, and upon receipt of instructions from the Participant, the shares held by the custodian for the account of the Participant will be transferred and delivered to the Participant in accordance with (a) above, transferred to a brokerage account in accordance with (b), or sold in accordance with (c), above.


                                   ARTICLE V
                                   ---------

                        ELIGIBILITY; OPTION PROVISIONS
                        ------------------------------

     5.1   Eligibility.  Except as herein provided, the persons who shall be
           ------------
eligible to participate in the Plan as of any Grant Date shall be those persons (and only those persons) who are Eligible Employees of the Company (including a Subsidiary that has adopted the Plan) on a Grant Date. Employees of any entity related to the Company other than a corporation shall not be eligible to participate in the Plan.

     5.2   Grant of Options.  The Committee shall have authority to grant
           ----------------
Options under the Plan at any time or from time to time to all Eligible Employees as of a Grant Date. (To the extent an Option is granted to any Eligible Employee of an entity on a relevant date, all Eligible Employees of the entity shall be granted an Option to the extent required by law.) An Option shall entitle the Participant to receive shares of Common Stock at the conclusion of the Option Period, subject to the Participant's satisfaction in full of any conditions, restrictions or limitations imposed in accordance with the Plan or an Agreement, including without limitation, payment of the Option Price. Each Option granted under this Plan shall be evidenced by an Agreement, in a form approved by the Committee, which shall embody the terms and conditions of such Option and which shall be subject to the express terms and conditions set forth in this Plan and to such other terms and conditions as the Committee may deem appropriate. The grant and exercise of Options hereunder shall be subject to all applicable federal, state and local laws, rules and regulations and to such approvals by any governmental or regulatory agency as may be required. As of any Grant Date, each Eligible Employee shall be granted Options with the same rights and privileges as any other Eligible Employee on that Grant Date, except the amount of the Common Stock which may be purchased by any Participant under any Option may bear a uniform relationship to the total compensation, or the basic or regular rate of compensation, (as determined by the Committee) of all Eligible Employees on that Grant Date, and the Option may establish a maximum amount of Common Stock which may be purchased.

     5.3   Option Period.  Each Agreement shall specify the period for which the
           -------------
Option thereunder is granted, which shall be determined by the Committee. In no event shall the Option Period extend beyond the period permitted under Section 423(b)(7) of the Code.

     5.4   Option Price.  Subject to the limits stated herein, the Option Price
           ------------
per share at which shares of Common Stock may be acquired upon exercise of an Option shall be determined by the Committee. Unless otherwise specified by the Committee, with respect to any Exercise Date, the Option Price shall not be less than the lesser of eighty-five percent (85%) of the Fair Market Value of a share of Common Stock (averaged over such period as the Committee may determine and as permitted by law) on the applicable Grant Date and eighty-five percent (85%) of the Fair Market Value of a share of Common Stock (averaged over such period as the Committee may determine and as permitted by law) on the applicable Exercise Date. The Committee reserves the right to increase the Option Price by the value of any accretion to the amounts credited to an Account if the Participant is credited with such accretion regardless of the method of accounting for such accretion.

     5.5   Contribution Rate.  If an Eligible Employee elects to participate,
           -----------------
the Participant shall file an Agreement with the Committee within the time period designated by the Committee. The Committee may provide that the Agreement shall specify a dollar amount determined by the Participant to be deducted each pay period, or the Committee may permit only a specified amount. Such amount when deducted shall be credited to the Account and shall be the Participant's Contribution Rate. Such deductions shall begin as of the first regularly scheduled payroll date on or after the later of the Grant Date and the date specified by the Committee. The Committee may establish minimum and maximum amounts to be contributed and a date by when such Agreement must be filed with the Committee. Notwithstanding the foregoing, in no event may more than $[10,000] be deducted from the Participant's compensation (as defined by the Committee) for each Option Period and the maximum number of shares which can be purchased by a Participant during the Option Period shall not exceed such amount divided by eighty-five percent of the Fair Market Value of a share of Common Stock on the applicable Grant Date or Exercise Date (as determined under Section 5.4). Such contributions will be held in the general funds of the Company, and no interest shall accrue on any amounts held under this Plan, unless expressly determined by the Committee. If payroll deductions are made by a Subsidiary, that corporation will promptly remit the amount of the deduction to the Company. A Participant's Contribution Rate, once established, shall remain in effect during the Option Period unless the Committee decides, in its sole discretion, to allow Participants to modify their Contribution Rate; provided, however, that contributions shall be suspended or fully discontinued in order to comply with
Section 401(k) of the Code or for such other reasons as the Committee in its sole discretion may determine, or if the Participant shall request suspension or discontinuance. If a Participant requests to suspend payroll deductions, the Participant may do so at such times and in such manner as the Committee may permit, and previously deducted amounts shall be retained until the earlier of the Exercise Date and the date the Participant totally discontinues payroll deductions and requests a distribution of the Account. A Participant who has suspended contributions may recommence payroll deductions at such time, if at all, as determined by the Committee. If a Participant requests to totally discontinue payroll deductions, the Participant may do so by providing written notice to the Committee. There shall be paid to the Participant the value of the Participant's Account as soon as administratively possible and the Participant shall not receive any shares as of the Exercise Date.

     5.6   Purchase of Shares.  Subject to Sections 5.7, 5.8, 5.9, 5.10 and 5.11
           ------------------
on each Exercise Date, a Participant who has previously executed an Agreement with respect to a specific Grant Date and made one or more payments described in
Section 5.5 shall be deemed to have exercised the Option to the extent of the value of the Account, subject to the $[10,000] limit set forth in Section 5.5 with respect to the Option being exercised, and shall be deemed to have purchased such number of full shares of Common Stock as set forth below, subject to the limits of Sections 423(b)(3) and 423(b)(8) of the Code. The number of shares of Common Stock to be purchased as of any Exercise Date shall be determined by dividing the Account value by the Option Price per share of the Common Stock and the value of the shares so purchased shall be charged to the Account. If the total number of shares to be purchased as of any Exercise Date by all Participants exceeds the number of shares authorized under this Plan or made available by the Committee as to any Exercise Date, a pro rata allocation of the available shares will be made among all Participants authorizing such payroll deductions based on their Account Value on the Exercise Date. The Company shall not be required to issue any fractional share hereunder. Any value remaining in an Account of the Participant shall be returned to the Participant and not applied to purchase Common Stock. Certificates of Common Stock purchased hereunder may be held by the custodian as provided in Section
4.6. Any Common Stock issued to the Participant who is subject to reporting under Section 16 of the Exchange Act must be held for six (6) months to the extent required by law to avoid liability under the Exchange Act. The Committee may amend the Plan or any Agreement or provide in operation for Participants to dispose of shares of Common Stock received upon the Exercise Date on or immediately thereafter (which time may include any period during which the Option is held) to the extent such change would not result in liability under
Section 16 of the Exchange Act.

     5.7   Cancellation of Options.  Except as otherwise provided in an
           -----------------------
Agreement, an Option shall cease to be exercisable and shall be canceled on or after the expiration of the Option Period.

     5.8   Terminated Employees.  Except as otherwise provided by the Committee
           --------------------
or in an Agreement, any Participant who incurs a Termination of Employment for any reason, except death, Disability or Retirement, during the Option Period shall cease to be a Participant, the

Option shall be null and void on the date of the Termination of Employment without notice to the Participant and the balance of the Account of the Participant shall be distributed to him as soon as administratively possible.

     5.9  Deceased Employees.  If a Participant shall die during an Option
          ------------------
Period while an Eligible Employee, no further contributions by deduction from regularly scheduled payments on behalf of the deceased Participant shall be made, except that the Representative may make a single sum payment with respect to the Option at any time on or before the Exercise Date equal to the amount the Participant would have contributed as determined by the Committee for the payroll periods remaining to the Exercise Date. The Representative may at any time prior to the Exercise Date request a distribution of the Account. If the Representative does not request a distribution, the balance accumulated in the deceased Participant's Account shall be used to purchase shares of the Common Stock on the previously mentioned Exercise Date.

     5.10 Disabled or Retired Employees.  If a Participant incurs a Termination
          -----------------------------
of Employment due to Disability, or if a Participant incurs a Termination of Employment due to Retirement, during an Option Period, no further contributions by deduction from regularly scheduled payments on behalf of the disabled or retired Participant shall be made, except that the Participant may make a single sum payment with respect to the Option at any time on or before the Exercise Date equal to the amount the Participant would have contributed as determined by the Committee for the payroll periods remaining to the Exercise Date. The Participant may at any time prior to the Exercise Date request a distribution of the Account. If the Participant does not request a distribution of the Account, the balance accumulated in the disabled or retired Participant's Account shall be used to purchase shares of the Common Stock on the previously mentioned Exercise Date.

     5.11 Limitations.  Notwithstanding any other provision of this Plan, in no
          -----------
event may a Participant (i) purchase under the Plan during a calendar year Common Stock having a fair market value (determined at Grant Date) of more than $25,000 or (ii) receive any rights to purchase stock hereunder if he or she beneficially owns, immediately after such receipt, five percent (5%) or more of the total voting power or value of all classes of stock of the Company.

     5.12 Nonassignability.  Neither the Option nor the Account shall be
          ----------------
assigned, transferred (except as herein provided), pledged, or hypothecated in any way (whether by operation of law or otherwise), other than by will or the laws of descent and distribution or pursuant to a domestic relations order which would be a qualified domestic relations order as defined in the Code or ERISA (if the Plan were described in the relevant Sections) but only to the extent consistent with Section 423 of the Code. Except as provided herein, the Option is exercisable during a Participant's lifetime only by the Participant or the appointed guardian or legal representative of the Participant, and neither the Option nor the Account shall be subject to execution, attachment, or similar process. Any attempted assignment, transfer, pledge, hypothecation, or other disposition contrary to the provisions hereof, and the levy of any attachment or similar process upon the Option or the Account shall be null and void and without effect. The Company shall have the right to terminate the Option or the Account in the event of any such assignment, transfer, pledge, hypothecation, other disposition of the Option or the Account, or levy of attachment or similar process, by notice to that effect to the person then entitled to exercise the Option; provided, however, that termination of the Option hereunder shall not prejudice any rights or remedies which the Company may have under an Agreement or otherwise.


                                  ARTICLE VI
                                  -----------

                   GENERAL PROVISIONS APPLICABLE TO THE PLAN
                   -----------------------------------------

     6.1  Termination of Plan.  To the extent required by law, this Plan shall
          -------------------
terminate on the last day of the ten (10) year period commencing with the effective date or at such earlier time as the Board may determine, and no Options shall be granted under the Plan after that date. Any Options outstanding under the Plan at the time of its termination shall remain in effect until they shall have been exercised, expired or otherwise canceled, settled or terminated as provided herein or in an Agreement, and such outstanding Options shall not be affected by such termination of the Plan. The provisions of the Plan in respect to the full and final authority of the Committee under the Plan, other than the authority to grant Options, and in respect of a Participant's obligations respecting shares of Common Stock received pursuant to the exercise of an Option shall continue notwithstanding the termination of the Plan.

     6.2  Investment Representation.  In the event the disposition of  Common
          -------------------------
Stock acquired upon the exercise of any Option is not covered by a then current registration statement under the Securities Act and is not otherwise exempt from such registration, the Common Stock so acquired shall be restricted against transfer to the extent required by the Securities Act or regulations thereunder, and each Agreement shall contain a requirement that, upon demand by the Company for such representation, the individual exercising an Option shall state in writing, as a condition precedent to each exercise of the Option, in whole or in part, that the Common Stock acquired by such exercise is acquired for investment purposes only and not for resale or with a view to distribution. The Committee may set forth in an Agreement such other terms and conditions relating to the registration or qualification of the Common Stock under federal or state securities laws as it desires, including, in its discretion, the imposition of an obligation on the Company to cause the Common Stock issued to a Participant to be registered under the Securities Act.

     6.3  Effect of Certain Changes.
          -------------------------

          (a)  Anti-Dilution.  In the event of any Company stock dividend, stock
               -------------
     split, combination or exchange of shares, recapitalization or other change in the capital structure of the Company, corporate separation or division of the Company (including, but not limited to, a split-up, spin-off, split-off or distribution to Company stockholders other than a normal cash dividend), sale by the Company of all or a substantial portion of its assets (as measured on either a stand-alone or consolidated basis), reorganization, rights offering, partial or complete liquidation, or any other corporate transaction or event involving the Company and having an effect similar to any of the foregoing, then the Committee may adjust or substitute, as the case may be, the number of shares of Common Stock available for Options under the Plan, the number of shares of Common Stock covered by outstanding Options, the exercise price per share of outstanding Options, and any other characteristics or terms of the Options as the Committee shall deem necessary or appropriate to reflect equitably the effects of such changes to the Participants; provided, however, that any fractional shares resulting from such adjustment shall be eliminated by rounding to the next lower whole number of shares with appropriate payment for such fractional share as shall reasonably be determined by the Committee.

          (b) Change in Control.  If there is a Change in Control of the Company
              -----------------
     (as defined herein) or the Committee reasonably anticipates that a Change in Control is likely to occur, then (1) the Committee may cause each Option to be immediately exercised; (2) the Committee may provide that any Option exercisable on the date of any such Change in Control may be purchased by the Company in an amount equal to the excess, if any, of the aggregate fair market value per share of Common Stock subject to the Option (or portion thereof) over the aggregate Option Price of the shares subject to the Option (or portion thereof) which the Committee determines to purchase; or
     (3) the Company may provide for any combination of (1) and (2) above. For purposes of this Section 6.3(b), the aggregate fair market value per share of Common Stock subject to the Option that the Committee determines to purchase shall be determined by the Committee by reference to the cash or fair market value, determined by the Committee, of the securities, property or other consideration receivable pursuant to the Change in Control described in this Section 6.3(b). The aggregate Option Price of the Common Stock shall be determined by multiplying the number of such shares by the Option Price. If the event of a Change in Control described in Section 6(c)(iii), and if the Option is unexercised and the Committee does not exercise its discretion hereunder to purchase the Option, then the Option shall be regarded as the right to receive the securities, property, cash or other consideration receivable by stockholders of the Company immediately prior to the Change in Control described in Section 6(c)(iii). The provisions of this Section 6.3(b) shall be construed consistently with the terms or conditions of any regulation or ruling respecting the status of Options under Section 423 of the Code and the receipt of cash or other consideration coincident with the cancellation of such Options, and in order to provide the Participant the economic benefit of the Option without incurring liability under Section 16(b) of the Exchange Act.

          (c) "Change in Control" shall be deemed to have occurred on the first
               -----------------
     to occur of any of the following events:

              (i) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the

          Exchange Act) of fifty percent (50%) or more of either (A) the then outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that the following
                               -------- -------
          acquisitions shall not constitute a Change in Control of the Company:
          (1) any acquisition directly from the Company (excluding an acquisition by virtue of the exercise of a conversion privilege unless such convertible securities were acquired directly from the Company),
          (2) any acquisition by the Company, (3) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, or (4) any acquisition by any corporation pursuant to a reorganization, merger or consolidation, if, following such reorganization, merger or consolidation, the conditions described in clauses (A) and (B) of subsection (iii) of this Section are satisfied; or

               (ii) Individuals who, as of the effective date of this Plan, constitute the Board of Directors of the Company (the "Incumbent Board of the Company") cease for any reason to constitute at least a majority of the Board of Directors of the Company; provided, however,
                                                             --------  -------
          that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's stockholders, was recommended or approved by a vote of at least a majority of the directors then comprising the Incumbent Board of the Company shall be considered as though such individual were a member of the Incumbent Board of the Company, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as contemplated by Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board of Directors of the Company; or

               (iii) The consummation by the Company of a reorganization, merger or consolidation, in each case, unless, following such reorganization, merger or consolidation, (A) more than fifty percent (50%) of, respectively, the then outstanding shares of common stock of the corporation resulting from such reorganization, merger or consolidation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such reorganization, merger or consolidation in substantially the same proportions as their ownership, immediately prior to such reorganization, merger or consolidation, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, and (B) at least a majority of the members of the board of directors of the corporation resulting from such reorganization, merger or consolidation were members of the Board of Directors of the Company at the time of the execution of the initial agreement providing for such reorganization, merger or consolidation; or

               (iv) The consummation by the Company of the sale or other disposition of all or substantially all of the assets of the Company, other than to a corporation with respect to which, following such sale or other disposition, (A) more than fifty percent (50%) of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such sale or other disposition in substantially the same proportion as their ownership, immediately prior to such sale or other disposition, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, and (B) at least a majority of the members of the board of directors of such corporation were members of the Board of Directors of the Company at the time of the execution of the initial agreement or action of the Board providing for such sale or other disposition of assets of the Company.

          (d) The Committee may, in its discretion, grant to the Participant, in exchange for the surrender and cancellation of the Option, a new Option on such terms and conditions as may be determined by the Committee in accordance with the Plan.

     6.4  Withholding.   Notwithstanding any other provision hereof, as a
          -----------
condition of delivery or transfer of shares of Common Stock, the Committee in its sole discretion may require the Participant to pay to the Company, or the Committee may at its election withhold from any wages, salary, or stock to be issued to a Participant pursuant to the exercise of an Option, or other payment due to the Participant, an amount sufficient to satisfy all present or estimated future federal, state and local withholding tax requirements related thereto. The Participant may satisfy any requirement under the Plan or an Agreement with respect to the Company's federal, state or local tax withholding obligation by requesting that the Committee withhold and not transfer or issue shares of Common Stock with a Fair Market Value equal to such withholding obligation, otherwise issuable or transferable to him pursuant to the exercise of that portion of the Option. An Agreement may provide for shares of Common Stock to be delivered or withheld having a Fair Market Value in excess of the minimum amount required to be withheld, but not in excess of the amount determined by applying the Participant's maximum marginal tax rate. Any right or election of the Participant under this Section 6.4 shall be subject to the approval of the Committee and shall be in compliance with Section 16 of the Exchange Act. The amount of required withholding shall, at the election of the Participant, be at a specified rate not less than the statutory minimum federal and state withholding rate and not greater than the maximum federal, state and local marginal tax rate applicable to the Participant and to the particular option exercise transaction.

      6.5 No Company Obligation.  The Company shall have no duty or obligation
          ---------------------
to affirmatively disclose to a record or beneficial holder of an Option, and such holder shall have no right to be advised of, any material information regarding the Company at any time prior to, upon or in connection with the exercise of an Option.

      6.6 Committee Discretion.  The Committee may in its sole discretion
          --------------------
include in any Agreement an obligation that the Company purchase a Participant's shares of Common Stock received upon the exercise of an Option (including the repurchase of any unexercised Options which have not expired), or may obligate a Participant to sell shares of Common Stock to the Company upon such terms and conditions as the Committee may determine and set forth in an Agreement. The provisions of this Article VI shall be construed by the Committee in its sole discretion, and shall be subject to such other terms and conditions as the Committee may from time to time determine.


                                  ARTICLE VII
                                  -----------

                                 MISCELLANEOUS
                                 -------------

      7.1 Indemnification of the Board and Committee.  In addition to such other
          ------------------------------------------
rights of indemnification as they may have and to the extent permitted by law, the Company shall indemnify, defend and hold harmless the Board, the Committee, the members of the Committee, the officers of the Company, and any agent or representative selected by the Board or Committee (collectively "indemnified party") against the reasonable expenses, including, without limitation, attorneys' fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or any threat thereof, or in connection with any appeal therein, to which they or any of them may be a party by reason of any act or omission in connection with the Plan or any Option granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such indemnified party is liable for gross negligence or gross misconduct in the performance of his duties; provided that within sixty
(60) days after institution of any such action, suit or proceeding the indemnified party may in writing elect to defend the same at its sole expense, and if such election is made, the Company shall have no further liability or obligations to the indemnified party under this Section. The provisions of this
Section 7.1 shall in no way limit any other obligation or arrangements the Company may have with regard to indemnifying an indemnified party.

     7.2  Mitigation of Excise Tax.  Subject to any agreement with a
          ------------------------
Participant, any payment or right accruing to a Participant under this Plan (without the application of this Section 8.6), either alone or together with other payments or rights accruing to the Participant from the Company or an Affiliate ("TOTAL PAYMENTS") would constitute a "PARACHUTE PAYMENT" (as defined in Section 280G of the Code and regulations thereunder), such payment or right shall be reduced to the largest amount or greatest right that will result in no portion of the amount payable or right accruing under the Plan being subject to an excise tax under Section 4999 of the Code or being disallowed as a deduction under Section 280G of the Code. The determination of whether any reduction in the rights or payments under this Plan is to apply shall be made by the Committee in good faith after consultation with the Participant, and such determination will be conclusive and binding on the Participant. The Participant shall cooperate in good faith with the Committee in making such determination and providing the necessary information for this purpose.

     7.3  Interpretation.  Whenever necessary or appropriate in this Plan and
          --------------
where the context so requires, the singular term and the related pronouns shall include the plural and the masculine and feminine gender.

     7.4  Governing Law.  The Plan and any Agreement shall be governed by the
          -------------
laws of the State of Delaware (other than its laws respecting choice of law).

     7.5  Limitations on Liability.  No liability whatever shall attach to or be
          ------------------------
incurred by any past, present or future stockholders, officers or directors, merely as such, of the Company under or by reason of any of the terms, conditions or agreements contained in this Plan, in an Agreement or implied from either thereof, and any and all liabilities of, and any and all rights and claims against the Company, or any shareholder, officer or director, merely as such, whether arising at common law or in equity or created by statute or constitution or otherwise, pertaining to this Plan or to an Agreement, are hereby expressly waived and released by every Participant as a part of the consideration for any benefits provided by the Company under this Plan. A person who shall claim a right or benefit under this Plan shall be entitled only to claim against the Company for such benefit.

     7.6  Validity.  If any provision of this Plan shall for any reason be held
          --------
to be invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision hereof, and this Plan shall be construed as if such invalid or unenforceable provision were omitted.

     7.7  Assignment.  This Plan shall inure to the benefit of and be binding
          ----------
upon the parties hereof and their respective successors and permitted assigns.

     7.8  Captions.  The captions and headings to this Plan are for convenience
          --------
of reference only and in no way define, limit or describe the scope or the intent of this Plan or any part hereof, nor in any way affect this Plan or any part hereof.

     7.9  Amendments.  The Board of Directors may at any time amend, waive,
          ----------
discharge or terminate the Plan even with prejudice to a Participant. The Board or the Committee may amend, waive, discharge, terminate, modify, extend, replace or renew an outstanding Option Agreement even with prejudice to a Participant; provided such a change does not cause the Plan to fail to be a plan as described in Section 423 of the Code.

     7.10 Entire Agreement.  This Plan and the Agreement constitute the entire
          ----------------
agreement with respect to the subject matter hereof and thereof, provided that in the event of any inconsistency between the Plan and the Agreement, the terms and conditions of this Plan shall control.

     7.11 Rights with Respect to Continuance of Employment.  Nothing contained
          ------------------------------------------------
herein or in an Agreement shall be deemed to alter the at-will employment relationship between the Company or a Subsidiary and a Participant. Nothing contained herein or in an Agreement shall be construed to constitute a contract of employment between the Company or a Subsidiary and a Participant. The Company or, as applicable, the Subsidiary and the Participant each continue to have the right to terminate the employment relationship at any time for any reason. The company or Subsidiary shall have no obligation to retain the Participant in its employ as a result of this Plan. There shall be no inference as to the length of employment hereby, and the Company or Subsidiary reserves the same rights to terminate the Participant's employment as existed prior to the individual becoming a Participant in this Plan.

     7.12 Options for Shares in Substitution for Stock Options Granted by
          ---------------------------------------------------------------
Other Corporations.  Options may be granted under the Plan from time to time in
------------------
substitution for stock options or stock appreciation rights held by employees, directors or service providers of other corporations who are about to become employees of the Company or a Subsidiary as the result of a merger or consolidation of the employing corporation with the Company or a Subsidiary, or the acquisition by the Company or a Subsidiary of the assets of the employing corporation, or the acquisition by the Company or a Subsidiary of the stock of the employing corporation, as the result of which it becomes a designated employer under the Plan. The terms and conditions of the Options so granted may vary from the terms and conditions set forth in this Plan at the time of such grant as the majority of the members of the Committee may deem appropriate to conform, in whole or in part, to the provisions of the Options in substitution for which they are granted.

     7.13 Procedure for Adoption.  Any Subsidiary of the Company may by
          ----------------------
resolution of such Subsidiary's board of directors, with the consent of the Board of Directors and subject to such conditions as may be imposed by the Board of Directors, adopt the Plan for the benefit of its employees as of the date specified in the board resolution. The Board shall have the power to make such designation before or after the Plan is approved by stockholders.

     7.14 Procedure for Withdrawal.  Any Subsidiary which has adopted the Plan
          ------------------------
may, by resolution of the board of directors of such Subsidiary, with the consent of the Board of Directors and subject to such conditions as may be imposed by the Board of Directors, terminate its adoption of the Plan; provided such termination of adoption does not cause the Plan to fail to be a plan described in Section 423 of the Code.

     7.15 Expenses.  Expenses of the Plan, including the fees or expenses
          --------
incurred by the transfer agent in connection with the transfer of Common Stock and brokerage fees or expenses incurred in connection with the acquisition of Common Stock in connection with the Plan or transfer to the Participant, shall be paid by the Company. Any expense or fee associated with the Common Stock, including, for example, fees or commissions in connection with the disposition of shares or the withdrawal of such shares from the custodian, shall be borne by the Participant.

     Executed and effective as of the _____ day of ____________, 1999.


                         NOVAMED EYECARE, INC.


                         By:    ___________________________________________

                         Title: ___________________________________________